Delaware Tax-Free Arizona Fund
Delaware Tax-Free Arizona Insured Fund
Delaware Tax-Free California Fund
Delaware Tax-Free California Insured Fund
Delaware Tax-Free Colorado Fund
Delaware Tax-Free Florida Fund
Delaware Tax-Free Florida Insured Fund
Delaware Tax-Free Idaho Fund
Delaware Tax-Free Minnesota Fund
Delaware Tax-Free Minnesota Insured Fund
Delaware Tax-Free Minnesota Intermediate Fund
Delaware Minnesota High-Yield Municipal Bond Fund
Delaware Tax-Free Missouri Insured Fund
Delaware Tax-Free New York Fund
Delaware Tax-Free Oregon Insured Fund

(each a "Fund")

Supplement to the Funds' Prospectus dated October 31, 2003

The following information replaces the Portfolio managers section on page 40 under the heading Who manages the Funds of the prospectus:
Portfolio managers

Patrick P. Coyne and Joseph R. Baxter have primary responsibility for making the day-to-day investment decisions for the Tax-Free Florida Funds, Tax-Free New York Fund, Tax-Free Idaho Fund, Tax-Free Missouri Insured Fund, Tax-Free Oregon Insured Fund and each of the Minnesota Funds. Mr. Coyne assumed responsibility for the Tax-Free Florida Funds and Tax-Free New York Fund on May 1, 1997 and each of the Minnesota Funds, Tax-Free Idaho Fund, Tax-Free Missouri Insured Fund and Tax-Free Oregon Insured Fund on September 1, 2001. Mr. Baxter assumed responsibility for the Funds on May 22, 2003.

Patrick P. Coyne, Executive Vice President/Chief Investment Officer - Fixed Income/Head of Equity Investments, is a graduate of Harvard University with an MBA from the University of Pennsylvania's Wharton School. Mr. Coyne joined Delaware Investments' fixed-income department in 1990. Prior to joining Delaware Investments, he was a manager of Kidder, Peabody & Co. Inc.'s trading desk, and specialized in trading high-grade municipal bonds and municipal futures contracts.

Joseph R. Baxter, Vice President/Portfolio Manager, is a graduate of LaSalle University where he earned his undergraduate degree in finance and marketing. Prior to joining Delaware in 1999, he held investment positions with First Union. Most recently, he served as a municipal portfolio manager for the Evergreen Funds.

Andrew McCullagh, Jr. and Mr. Baxter have primary responsibility for making the day-to-day investment decisions for the Tax-Free Arizona Funds, Tax-Free California Funds and Tax-Free Colorado Fund. Mr. McCullagh has been managing the Funds since their inception and Mr. Baxter assumed responsibility for these Funds on April 22, 2004.

Andrew M. McCullagh, Jr., Vice President/Senior Portfolio Manager, is a graduate of Washington College and has a Graduate Certificate in Public Finance from the University of Michigan. Prior to joining Delaware Investments, he served as a Senior Vice President and Senior Portfolio Manager of Voyageur Asset Management. Mr. McCullagh currently has over 29 years' experience in municipal bond trading, underwriting and portfolio management.

This Supplement is dated April 30, 2004.